UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2009

Adobe Systems Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-15175	77-0019522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue
San Jose, California 95110-2704
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On September 15, 2009, Adobe Systems Incorporated (“Adobe”) entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) by and among Adobe, Snowbird Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Adobe (“Purchaser”), and Omniture, Inc., a Delaware corporation (“Omniture”), pursuant to which Adobe will acquire Omniture, a provider of online business optimization products and services.

Adobe, through Purchaser, will acquire all of the outstanding shares of common stock, par value $0.001 per share, of Omniture (the “Shares”) in a two-step transaction comprised of a cash tender offer for all of the Shares (the “Offer”), followed by a merger of Purchaser with and into Omniture (the “Merger”), on the terms and subject to the conditions set forth in the Merger Agreement.  Pursuant to the terms of the Offer, Adobe will pay a purchase price of $21.50 per share for each share of Omniture common stock, net to Omniture’s stockholders in cash, without interest.

Purchaser will only be obligated to accept for payment and pay for shares of Omniture common stock validly tendered in the Offer (and not withdrawn) upon the satisfaction or waiver of certain conditions set forth in the Merger Agreement, including, among others, that (i) there is validly tendered (and not withdrawn) a number of shares of Omniture common stock, which, when added to any shares of Omniture common stock already owned by Adobe or any of its controlled subsidiaries, represents at least a majority of the sum of (A) the total number of Shares plus (B) the total number of shares of Omniture common stock that will be issuable at or prior to the March 15, 2010 upon the vesting, conversion or exercise of warrants, stock options or other derivative securities regardless of the conversion or exercise price or other terms or conditions, (ii) certain regulatory clearances have been obtained by Adobe, Purchaser and Omniture, as applicable, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and (iii) the other conditions set forth in Annex I to the Merger Agreement have been satisfied.

Following the completion of the Offer and upon the satisfaction or waiver of all of the conditions to the Merger, including, if required, a vote of Omniture’s stockholders with respect to the adoption of the Merger Agreement, Purchaser will be merged with and into Omniture, with Omniture surviving the Merger as a wholly owned subsidiary of Adobe.  Holders of shares of Omniture common stock not purchased in the Offer (other than shares owned by Omniture, Adobe or Purchaser, and shares owned by stockholders who have perfected their statutory rights of appraisal in respect of such shares under Section 262 of the Delaware General Corporation Law) will be entitled to receive $21.50 per share in cash in the Merger, without interest.  Adobe and Omniture have made customary representations and warranties in the Merger Agreement and agreed to certain customary covenants, including covenants regarding operation of the business of Omniture and its subsidiaries and covenants prohibiting Omniture from soliciting, or providing information or entering into discussions concerning, or proposals relating to alternative business combination transactions, except in limited circumstances to permit the board of directors of Omniture to comply with its fiduciary duties under applicable law.  The Merger Agreement contains certain termination rights for each of Adobe and Omniture, and if the Merger Agreement is terminated under certain circumstances, Omniture will be required to pay Adobe a termination fee of $64,000,000.

The directors of Omniture and certain of their affiliates currently holding shares representing approximately 9.6% of Omniture’s outstanding common stock have entered into a Tender and Support Agreement with Adobe and Purchaser pursuant to which they have agreed to tender all of their shares in the Offer.  The Tender and Support Agreement terminates upon termination of the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Cautionary Note Regarding Merger Agreement

The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Omniture, Adobe or Purchaser. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules provided by Omniture in connection with the signing of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement may be subject to a standard of materiality provided for in the Merger Agreement and have been used for the purpose of allocating risk among Omniture, Adobe and Purchaser, rather than establishing matters of fact.  Information concerning the subject matter of the representations and warranties may also change after the date of the Merger Agreement, which subsequent information may not be fully disclosed in the parties’ public disclosures.  Accordingly, the representations and warranties in the Merger Agreement may not constitute the actual state of facts about Omniture, Adobe or Purchaser.

Section 8 – Other Events

Item 8.01.  Other Events.

On September 15, 2009, Adobe and Omniture issued a joint press release, a copy of which is filed as Exhibit 99.1 hereto and incorporated by reference herein, announcing the execution of the Merger Agreement.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated September 15, 2009, by and among Adobe Systems Incorporated, Snowbird Acquisition Corporation and Omniture, Inc.
99.1	Joint Press Release issued by Adobe Systems Incorporated and Omniture, Inc. dated September 15, 2009.

Additional Information

The tender offer described in this Current Report on Form 8-K and the exhibits attached hereto has not yet commenced.  The description contained herein is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities.  The solicitation and the offer to buy shares of Omniture’s common stock will be made only pursuant to a tender offer statement on Schedule TO, including an offer to purchase and other related materials, Snowbird Acquisition Corporation, a wholly owned subsidiary of Adobe, intends to file with the Securities and Exchange Commission.  In addition, Omniture intends to file with the Securities and Exchange Commission a solicitation/recommendation statement on Form 14D-9 with respect to the tender offer.  Once filed, investors and Omniture stockholders will be able to obtain free copies of these documents and other documents filed by Omniture, Adobe and Snowbird Acquisition Corporation with the Securities and Exchange Commission at the website of the Securities and Exchange Commission at www.sec.gov.  In addition, the tender offer statement on Schedule TO and related offering materials may be obtained for free (when they become available) from Adobe. Omniture stockholders are advised to read these documents, any amendments to these documents and any other documents relating to the tender offer that are filed with the Securities and Exchange Commission carefully and in their entirety prior to making any decisions with respect to the tender offer because they contain important information, including the terms and conditions of the tender offer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE SYSTEMS INCORPORATED

Date: September 15, 2009	By:	/s/ Mark Garrett
Mark Garrett
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated September 15, 2009, by and among Adobe Systems Incorporated, Snowbird Acquisition Corporation and Omniture, Inc.
99.1	Joint Press Release issued by Adobe Systems Incorporated and Omniture, Inc. dated September 15, 2009.